UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K, filed by BioScrip, Inc. (the “Company”) on August 27, 2013 (the ”Original Report”), in which the Company reported the completion of its acquisition of substantially all of the assets and the assumption of certain of the liabilities of the Sellers (defined below) that constitute the Sellers’ home infusion business pursuant to an Asset Purchase Agreement dated as of June 16, 2013 (the “Purchase Agreement”) by and among the Company, CarePoint Partners Holdings LLC, a Delaware limited liability company (“CarePoint”), each of the subsidiaries of CarePoint set forth on the signature pages to the Purchase Agreement (together with CarePoint, the ”Sellers”) and each of the members of CarePoint. The Company is filing this Amendment to file CarePoint’s audited and unaudited consolidated financial statements and the unaudited pro forma condensed combined financial statements, under Items 9.01(a) and 9.01(b), respectively, that were required to be filed either as part of the Original Report or by amendment thereto. This Amendment and the exhibits attached hereto are hereby incorporated by reference into the registration statements on Form S-3 (No. 333-187336) and Forms S-8 (Nos. 333-107306, 333-107307, 333-123701, 333-123704, 333-150985, 333-165749, 333-176291 and 333-187679) filed by the Company with the U.S. Securities and Exchange Commission on March 18, 2013, July 24, 2003, July 24, 2003, March 31, 2005, March 31, 2005, May 16, 2008, March 26, 2010, August 12, 2011 and April 2, 2013, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The Report of the Independent Certified Public Accountants, the audited consolidated financial statements of CarePoint and subsidiaries as of and for the years ended December 31, 2011 and December 31, 2012, the unaudited condensed consolidated financial statements of CarePoint and subsidiaries as of and for the six-month periods ended June 30, 2012 and June 30, 2013, and the notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

The following unaudited pro forma condensed combined financial statements are attached to this Amendment as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013;
•	Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended December 31, 2012;
•	Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2013; and
•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: November 8, 2013		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants

99.1	Audited consolidated financial statements of CarePoint and subsidiaries as of and for the years ended December 31, 2011 and December 31, 2012; unaudited condensed consolidated financial statements of CarePoint and subsidiaries as of and for the six-month periods ended June 30, 2012 and June 30, 2013; and the notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013; Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended December 31, 2012; Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2013; and the notes thereto.